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                      SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                          Date of Report: March 2, 2001
              (Date of earliest event reported: February 26, 2001)



                                  PEAPOD, INC.
             (Exact name of Registrant as Specified in Its Charter)



            Delaware                      0-22557               36-4118175
  (State or Other Jurisdiction       (Commission File        (I.R.S. Employer
of Incorporation or Organization)          Number)        Identification Number)



              9933 Woods Drive, Skokie, Illinois             60077
           (Address of Principal Executive Offices)        (Zip Code)


Registrant's telephone number, including area code:  (847) 583-9400


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events

         On February 26, 2001, the Registrant entered into a First Amendment to Credit Agreement (the "Amendment") with Koninklijke Ahold N.V. ("Ahold"). Under the Amendment, Ahold agreed to increase its commitment under the Credit Agreement dated April 14, 2000 from $20,000,000 to $50,000,000.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a)      Financial Statements of Businesses Acquired:
         --------------------------------------------

         Not applicable.

(b)      Pro Forma Financial Information:
         --------------------------------

         Not applicable.

(c)      Exhibits:
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         99.1   First Amendment to Credit Agreement dated February 26, 2001 between the Registrant and Koninklijke Ahold N.V.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              PEAPOD, INC.

                                              By: /s/ Andrew B. Parkinson
                                                  -----------------------
                                                  Andrew B. Parkinson
                                                  Chairman and Chief
                                                  Financial Officer
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                                  EXHIBIT INDEX
Exhibit
Number   Description of Exhibit
------   ----------------------

*99.1 First Amendment to Credit Agreement dated February 26, 2001 between the Registrant and Koninklijke Ahold N.V.

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*    Filed herewith.